UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 23, 2015

DDR Corp.

(Exact name of registrant as specified in charter)

Ohio	1-11690	34-1723097
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3300 Enterprise Parkway, Beachwood, Ohio	44122
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (216) 755-5500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Amended and Restated Credit Agreement

On April 23, 2015, DDR Corp. (the “Company”) entered into an Amended and Restated Credit Agreement (the “Revolving Credit Agreement”), among the Company, DDR PR Ventures LLC, S.E. (“DDR PR”), the lenders named therein and JPMorgan Chase Bank, N.A., as administrative agent, which amended and restated the Company’s existing unsecured revolving credit agreement. The Revolving Credit Agreement modifies the terms of the existing agreement by, among other things, (i) modifying the financial covenants and certain other provisions contained therein, (ii) extending the maturity date to June 1, 2019 and (iii) reducing the overall interest rate. A copy of the Revolving Credit Agreement is attached as Exhibit 4.1 and is incorporated by reference herein. The foregoing description of the Revolving Credit Agreement is qualified in its entirety by reference to Exhibit 4.1.

Second Amendment to Second Amended and Restated Secured Term Loan Agreement

On April 23, 2015, the Company entered into a Second Amendment to Second Amended and Restated Secured Term Loan Agreement (the “Term Loan Amendment”), among the Company, DDR PR, the lenders named therein and KeyBank National Association, as administrative agent, which amended the Company’s existing secured term loan agreement by, among other things, (i) reducing the total commitment amount from $400,000,000 to $200,000,000 and (ii) modifying the financial covenants and certain other provisions contained therein. A copy of the Term Loan Amendment is attached as Exhibit 4.2 and is incorporated by reference herein. The foregoing description of the Term Loan Amendment is qualified in its entirety by reference to Exhibit 4.2.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description

4.1	Amended and Restated Credit Agreement, dated as of April 23, 2015, among DDR Corp., DDR PR Ventures LLC, S.E., the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent

4.2	Second Amendment to Second Amended and Restated Secured Term Loan Agreement, dated as of April 23, 2015, among DDR Corp., the lenders party thereto and KeyBank National Association, as administrative agent

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DDR CORP.

By:	/s/ Luke J. Petherbridge
Luke J. Petherbridge
Chief Financial Officer

Date: April 28, 2015

EXHIBIT INDEX

Exhibit	Description

4.1	Amended and Restated Credit Agreement, dated as of April 23, 2015, among DDR Corp., DDR PR Ventures LLC, S.E., the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent

4.2	Second Amendment to Second Amended and Restated Secured Term Loan Agreement, dated as of April 23, 2015, among DDR Corp., the lenders party thereto and KeyBank National Association, as administrative agent